As filed with the Securities and Exchange Commission on April 7, 2003

                                                     Registration No. 333-103466
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 |X|   PRE-EFFECTIVE AMENDMENT NO. 2

                       |_|   POST-EFFECTIVE AMENDMENT NO.

                               AMERINDO FUNDS INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                    399 Park Avenue, New York, New York 10022
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 371-6360
                                 --------------
                         (Registrant's Telephone Number)

                                  Heather Lewis
                             c/o Amerindo Funds Inc.
                    399 Park Avenue, New York, New York 10022
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                                 with copies to:

                            Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing become effective on April 7, 2003, pursuant to Rule 485(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933.

        This registration statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933.

April ___, 2003


Dear Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund
Shareholders:

         As described in the enclosed materials, the Amerindo Funds Inc. ("Amerindo Funds") Board of Directors has approved the merger of each of the Amerindo Internet B2B Fund (the "Internet B2B Fund") and the Amerindo Health & Biotechnology Fund (the "Health & Biotechnology") into the Amerindo Technology Fund (the "Technology Fund"). As a shareholder, we are writing to ask that you vote to approve these mergers. We at Amerindo Investment Advisors Inc. ("Amerindo") appreciate the confidence you have in us and, along with the Board of Directors, believe these mergers are in your best interest as shareholders.

         As a result of these mergers, assuming each is approved, you will receive shares of the Technology Fund in exchange for your shares of the Internet B2B Fund or the Health & Biotechnology Fund, respectively. The Technology Fund is our largest and most successful fund, and it has been ranked number one by Lipper out of ___ funds, for the year-to-date, one quarter and one year time periods ending on March 31, 2003. The Technology Fund returned 24.4% to its shareholders in the first quarter of 2003, during a period when the NASDAQ was up 0.4% and the S&P 500 was down 3.2%. We are obviously very optimistic about the prospects for the Technology Fund and are pleased with its recent performance.

         The Internet B2B Fund and the Health & Biotechnology Fund will be liquidated and dissolved if each merger is not approved, and therefore approval of each merger will enable you to continue your investment in a fund that seeks long-term capital appreciation, that is managed by the same seasoned management team, and that invests in common stocks of technology and health and biotechnology companies. The proposed transactions will result in a combined fund of approximately $90 million in assets, allowing the combined fund to take better advantage of economies of scale. These economies of scale will help maintain the cap it has placed on fees and expenses paid for by shareholders, while at the same time increasing the possibility of proportionately lower fees and expenses as assets increase.

         The enclosed Proxy Statement/Prospectus describes and seeks your approval of the merger transactions. As a result of the mergers, substantially all of the assets and stated liabilities of the Internet B2B Fund and Health & Biotechnology Fund would be transferred to the Technology Fund, and you will receive shares of the Technology Fund in exchange for your Internet B2B Fund and Health & Biotechnology Fund shares, respectively. Immediately following the transfer, the dollar value of your account would be the same as it was immediately prior to the transfer. No sales charge will be imposed on this exchange, and you will not recognize any gain or loss for Federal income tax purposes on the exchange. The Board of Directors of Amerindo Funds, including the disinterested directors, has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

         The Board of Directors of Amerindo Funds unanimously recommends that you vote "FOR" the Agreements. This package contains information about the proposed mergers and reorganization and includes all the material you will need to vote. Your vote is essential to approve the proposals.

         Although you should read the full text of the enclosed Proxy Statement/Prospectus, enclosed you will also find a brief overview containing important questions and answers to help you understand and vote on the mergers and reorganization.

         Please read the enclosed carefully and cast your vote by completing and returning the enclosed proxy card or voting via the Internet or by telephone. If you have any questions, please call us at 888-832-4386. We will be glad to help you.

         Thank you for your consideration and continued support.

                                   Sincerely,


                                   Alberto Vilar & Gary Tanaka

                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION


         Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why the Board of Directors of Amerindo Funds Inc. ("Amerindo Funds") believes you should vote FOR the Agreement and Plan of Reorganization involving (i) the transfer of substantially all of the assets and liabilities of the Amerindo Internet B2B Fund (the "Internet B2B Fund") to the Amerindo Technology Fund (the "Technology Fund"), each a series of Amerindo Funds, and the exchange of your shares in the Internet B2B Fund for shares of the Technology Fund in a reorganization expected to be tax-free and (ii) the Agreement and Plan of Reorganization involving the transfer of substantially all of the assets and liabilities of the Amerindo Health & Biotechnology Fund (the "Health & Biotechnology Fund") to the Technology Fund and the exchange of your shares in the Health & Biotechnology Fund for shares of the Technology Fund in a reorganization expected to be tax-free (together with the Reorganization of the Internet B2B Fund into the Technology Fund, the "Reorganization").

Why has your Board of Directors decided to recommend the Reorganization?

       The Reorganization was unanimously approved by the Board of Directors of Amerindo Funds primarily because it would enable the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund to continue to own shares of a fund with very similar investment objectives and strategies and the same experienced management team that these shareholders chose when they originally invested in Amerindo's Funds. The proposed transaction will result in a combined fund of approximately $90 million in assets, allowing the fund to take better advantage of economies of scale. These economies of scale will help Amerindo Funds maintain the cap it has placed on fees and expenses paid for by shareholders, while at the same time increasing the possibility of proportionately lower fees and expenses as assets increase.

What are the anticipated advantages of the Reorganization to shareholders?

       The Reorganization will allow the shareholders to continue to own shares in a technology fund whose assets are managed by the same investment management team that has maintained a significant depth of experience and conviction in this investment universe. The investment portfolio of the combined fund is expected to have greater diversification and offer the potential for lower operating expenses and other economies of scale. Shareholders of the Internet B2B Fund and the Health & Biotechnology Fund will continue to have exposure to the same types of stocks in a combined fund with similar investment objectives, strategies and restrictions following the Reorganization.

Do the Internet B2B Fund and the Health & Biotechnology Fund's investment objectives and policies resemble those of the Technology Fund?

       Yes. Each of the Internet B2B Fund, the Health & Biotechnology Fund and the Technology Fund seek long-term capital appreciation. Each fund attempts to achieve their objective by investing primarily in common stocks of technology companies. As a fundamental policy, the Internet B2B Fund invests at least 80% of its net assets in common stocks of technology companies in the Internet business to business sector. As a fundamental policy, the Health & Biotechnology Fund invests at least 80% of its net assets in the common stock of companies in the health & biotechnology fields. The Technology Fund invests at least 80% of its assets in technology, health and biotechnology companies. Each of the funds may also invest in illiquid securities (securities subject to certain restrictions on their transfer) and private equity investments.

Who will manage the Technology Fund after the Reorganizations?

       Amerindo Investment Advisors Inc. ( "Amerindo"), the current investment adviser for Amerindo Funds will continue to manage the Technology Fund following the Reorganizations. The same fee structure will apply for the Technology Fund as is currently in place for all three funds.

How do the expense structures of the three funds compare?

       The expense structure for the three funds are substantially identical.

       - Shares of each of the funds are subject to a 2.0% redemption fee for shares held less than one year. The redemption fee will not be imposed on the Internet B2B Fund shares or the Health & Biotechnology Fund shares that you surrender in exchange for shares of the Technology Fund in the Reorganization.

       - Amerindo has adopted a distribution plan under which Amerindo may pay up to 0.25% of its average daily net assets to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose clients own shares of Amerindo Funds.

       - There are no front-end sales charges or contingent deferred sales charges on the purchase or sale of shares of each of the funds.

       - The advisory fee payable by Amerindo Funds to Amerindo is equal to 1.50% of each fund's average daily net assets.

       - The annual operating expenses of the Internet B2B Fund (as a percentage of average daily net assets) for the period ending February 28, 2003 were 6.30%. The annual operating expenses of the Health & Biotechnology Fund for the period ending February 28, 2003 were 7.74%. The annual operating expenses of the Technology Fund for the period ending February 28, 2003 were 3.44%.

       - Amerindo has agreed to waive fees and/or reimburse expenses of the Technology Fund so that the Technology Fund's annual operating expenses do not exceed 2.25%.

What are the Federal tax implications of the Reorganization?

       The Board of Directors of Amerindo Funds expects to obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be structured as a tax-free event for Federal income tax purposes to shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. In other words, you will not have a taxable gain or loss if your shares are converted into shares of the Technology Fund as a result of the Reorganization.

       However, you may recognize a capital gain (or loss) if you sell your Internet B2B Fund or your Health & Biotechnology Fund shares before the Reorganization; if you sell the Technology Fund shares you receive in the Reorganization, or if the Reorganization is not approved by the shareholders

What will be the size of the Technology Fund after the Reorganization?

       As of March 31, 2003, the net assets of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund were approximately $81.9 million, $4.0 million and $3.2 million, respectively, which would result in the Technology Fund having net assets of $89.1 million if the Reorganization was completed on that date. Actual combined assets of the Technology Fund as a result of the Reorganization will be determined as of the closing date of the Reorganization.

How will you determine the number of shares of the Technology Fund that I will receive in the Reorganization?

       As of the close of trading on the effective date of the Reorganization, Internet B2B Fund shareholders and Health & Biotechnology Fund shareholders will receive the number of full and fractional shares of the Technology Fund that is equal in dollar value to the aggregate net asset value of their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, on that date. In other words, you will receive shares of the Technology Fund that have the same value as the shares you then hold in the Internet B2B Fund and/or the Health & Biotechnology Fund. The effective date is expected to be May 9, 2003.

Will I have to take any steps to receive shares of the Technology Fund in the Reorganization?

       If the Reorganization is approved by shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, you will automatically receive the number of shares of the Technology Fund which you are entitled to receive, in exchange for your shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. You will not be required to take any steps to receive these shares. You will receive a statement from Amerindo Funds shortly after completion of the Reorganization setting forth the number of Technology Fund shares you received, your new Technology Fund account number and relevant contact information.

What if the mergers are not approved?

       If the shareholders of the Internet B2B Fund or the Health & Biotechnology Fund do not approve its merger and reorganization, those mutual funds will be liquidated and those shareholders will realize a taxable gain or loss on their investment.

What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

       Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expense and delay. If, by the time scheduled for the meeting, the sufficient votes to approve or disapprove the Agreements and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders.

How many votes am I entitled to cast?

       You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Internet B2B Fund or Health & Biotechnology Fund that you owned on the record date. The record date was March 12, 2003.

How do I vote my shares?

       You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. You have been provided the opportunity on your proxy card or voting instruction form to vote your proxy via the telephone or the Internet, please take advantage of these voting options. You may also vote in person at the shareholders' meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the meeting and then vote in person at the meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.

Whom do I call if I have questions after reading these materials?

      If you have questions regarding the meeting, the proposal and/or the Proxy Statement/Prospectus, please call Amerindo Funds at our toll free number, 1-888-832-4386.

What is the Board's recommendation?
      The Board of Directors of the Internet B2B Fund and the Health & Biotechnology Fund has determined that Internet B2B Fund and Health & Biotechnology Fund's shareholders are likely to benefit from the Reorganization and believe that it is in the best interests of the Internet B2B Fund and the Health & Biotechnology Fund and their shareholders. The Board encourages shareholders to vote FOR the Reorganization.

                         THE AMERINDO INTERNET B2B FUND
                    THE AMERINDO HEALTH & BIOTECHNOLOGY FUND
                     (each a Series of AMERINDO FUNDS INC.)


                          NOTICE OF SPECIAL MEETING OF
                           SHAREHOLDERS - May 2, 2003


399 Park Avenue
New York, New York 10022
888-832-4386

         A Special Meeting of Shareholders of the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of the Amerindo Funds Inc. (the "Fund") will be held at 2:00 p.m. on May 2, 2003 at the offices of Amerindo Investment Advisors Inc. at 399 Park Avenue, New York, New York 10022 for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated April 7, 2003:



For The Amerindo Internet B2B Fund:

         1. To approve the Agreement and Plan of Reorganization of the Amerindo Internet B2B Fund, a series of the Fund and the Amerindo Technology Fund (the "Surviving Series"), another series of the Fund.

For the Amerindo Health & Biotechnology Fund:


         2. To approve the Agreement and Plan of Reorganization of the Amerindo Health & Biotechnology Fund, a series of the Fund and the Surviving Series.


         3. To transact such other business as may properly come before the meeting.


Only shareholders of record at the close of business on March 12, 2003 are entitled to notice of, and to vote at, the meeting.


                                       By Order of the Board of Trustees
                                       HEATHER LEWIS, Secretary


New York, New York
April 7, 2003

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card. In order to avoid the additional expense to Amerindo Investment Advisors Inc. of further solicitation, we ask for your cooperation in mailing your proxy promptly or voting via the Internet or telephone. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc.
reminding you to vote your shares.

                       COMBINED PROXY STATEMENT/PROSPECTUS



                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                                each a series of
                               AMERINDO FUNDS INC.
                                 399 Park Avenue
                            New York, New York 10022
                                  888-832-4386


         This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Amerindo Funds Inc. (the "Fund") for use at the special meeting of shareholders of the Amerindo Internet B2B Fund (the "Internet B2B Fund") and shareholders of the Amerindo Health & Biotechnology Fund" (the "Health & Biotechnology Fund and, together with the Internet B2B Fund, the "Merging Series") to be held at 2:00 p.m. on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York and at any adjournment(s) thereof.


         The purpose of the meeting is to consider the approval of: (1) an Agreement and Plan of Reorganization that would effect the reorganization of the Internet B2B Fund into the Amerindo Technology Fund (the "Surviving Series"), another series of the Fund, and (2) an Agreement and Plan of Reorganization that would effect the reorganization of the Health & Biotechnology Fund into the Surviving Series, as described below. Under each respective reorganization agreement, all of the assets of the Internet B2B Fund and the Health & Biotechnology Fund would be transferred to the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series and the assumption by the Surviving Series of all known liabilities of each respective Merging Series.

         Shares of the Surviving Series would then be distributed pro rata to the shareholders of the respective Merging Series, and then the respective Merging Series would be liquidated. As a result of the proposed transactions, said shareholders would receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the respective Merging Series shares on the effective date of the reorganization.

         The investment objective of the Surviving Series is to seek long-term capital appreciation. The Surviving Series pursues this objective by investing in the equity securities of technology-related companies.

         Amerindo Investment Advisors Inc. will continue to serve as adviser to the Surviving Series for the same investment management fees as are currently charged to the shares of the Surviving Series. Accordingly, if the reorganizations are approved, the annual expenses and expense cap reimbursements for the Surviving Series will be the same as those pertaining to the current shares of the Surviving Series.


         The Surviving Series and each of the Merging Series are series of the same open-end management investment company. The Internet B2B Fund has an investment objective of long-term capital appreciation by investing in equity securities of Internet B2B companies. The Health & Biotechnology Fund has an investment objective of long-term capital appreciation by investing in common stocks of health and biotechnology companies.


         The Fund files reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

         This Proxy Statement/Prospectus sets forth concisely information about the Surviving Series and the Merging Series that shareholders of each should know before investing and should be read and retained by investors for future reference.


         A Statement of Additional Information dated April 7, 2003 relating to this Combined Proxy Statement/Prospectus has been filed with the SEC and is incorporated by reference herein. In addition, a prospectus for the Fund dated February 28, 2003, and a Statement of Additional Information for the Fund dated February 28, 2003, have been filed with the SEC and are incorporated by reference herein. Copies of all of these documents are available without charge and can be obtained by writing to Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022 or calling (888) 832-4386.


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


         This Combined Proxy Statement/Prospectus is dated April 7, 2003.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

INTRODUCTION...................................................................1

         Synopsis..............................................................1

         Principal Risk Factors................................................5

         Comparison of Fees and Expenses.......................................8

INFORMATION ABOUT THE REORGANIZATION..........................................10

         The Plans and Vote Required..........................................10

         Method of Carrying Out the Plans.....................................11

         Description of Shares to be Issued...................................12

         Reasons for the Reorganization.......................................13

         Tax Aspects..........................................................14

         Capitalization Table (Unaudited).....................................16

ADDITIONAL INFORMATION ABOUT THE SERIES.......................................16

         Investment Objectives and Policies...................................17

         Investment Restrictions..............................................17

         Portfolio Transactions...............................................17

         Dividends and Distributions..........................................17

         Rights of Shareholders...............................................17

         Advisory Arrangements................................................17

         Distribution Arrangements............................................18

         Further Information..................................................18

VOTING MATTERS................................................................18

         Generally............................................................18

         Quorum and Adjournments..............................................21

         Appraisal Rights.....................................................21

FINANCIAL STATEMENTS..........................................................21

OTHER MATTERS.................................................................21

                                  INTRODUCTION

Synopsis


         This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of each of the Merging Series to assist them in determining whether to approve the Agreements and Plans of Reorganization of each of the Merging Series (the "Plans").

         Summary of the Proposed Reorganization. On January 29, 2003, the Board of Directors of the Fund (the "Board") approved the Plans, which contemplates combining two separate series of the Fund into one other series of the Fund (the "Reorganization"). The Reorganization will be effected in accordance with the terms of each Plan, forms of which are attached to this Proxy Statement/Prospectus as Appendix A and Appendix B. The Plans provide for:


         o the acquisition of all of the assets of each of the Merging Series by the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series;

         o the assumption by the Surviving Series of all known liabilities of each Merging Series;

         o the pro rata distribution of the Surviving Series shares to each applicable Merging Series shareholders in exchange for the outstanding Merging Series shares; and

         o the complete liquidation of the Merging Series as provided in the Plans.


         The Reorganization is anticipated to occur on or about May 9, 2003. If each Plan is implemented, the shareholders of each Merging Series will receive a number of full and fractional shares of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Series as of the closing date of the Reorganization.

         The implementation of each Plan is subject to a number of conditions set forth therein. See "Information About the Reorganization - The Plans and Vote Required" and "Information About the Reorganization - Method of Carrying Out the Plans." Among the significant conditions (which may not be waived) are:

         o the receipt by the Fund on behalf of each of the Merging Series and Surviving Series (each a "Series" and together, the "Series") of an opinion of counsel that, for federal income tax purposes, each Plan will qualify as a tax free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         o the separate approval of the Plan for each Merging Series by the shareholders of each respective Merging Series.

         Each Plan provides that the Surviving Series will bear all costs and expenses of the Reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Proxy Statement/Prospectus and the proxy, and the solicitation of voting instructions.

         The Board has determined that the interests of all existing shareholders of the Fund will not be diluted as a result of the transactions contemplated by each Plan. For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors, including the disinterested directors, concluded that each Plan would be in the best interests of the shareholders of the Fund and recommends approval of the Plans.

         Tax Consequences. At the closing of the Reorganization contemplated herein, the Fund on behalf of each Merging Series and Surviving Series, will receive an opinion of counsel, subject to customary assumptions and representations, that, for federal income tax purposes, the Plans will qualify as tax free reorganizations described in Section 368(a) of the Code.


         No gain or loss will be recognized by the Internet B2B Fund or the Health & Biotechnology Fund on the transfer of the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, to the Surviving Series solely in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund or upon the distribution of Surviving Series shares to the Internet B2B Fund and the Health & Biotechnology Fund shareholders in exchange for their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively.

         No gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Internet B2B Fund and the Health & Biotechnology Fund solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund.


         Investment Objectives and Policies. Each Merging Series and the Surviving Series are non-diversified investment management companies that have the same investment objective in that each seeks to achieve long-term capital appreciation. The Merging Series and the Surviving Series also have substantially similar investment policies. The investment strategies used by each of the Merging Series and the Surviving Series differ, however, in the degree of concentration of their respective portfolios. There can be no assurance that either of the Merging Series or the Surviving Series will achieve its investment objective.


         Internet B2B Fund
         -----------------

         Under normal circumstances, the Internet B2B Fund invests at least 80% of its assets in a non-diversified portfolio of common stock of technology companies. Such technology companies are in the Internet business to business ("B2B") sector. B2B companies are those companies with primary business operations enabling or managing through services, software or components, business to business operations over the Internet. The investment strategy focuses on three primary areas that are driving the growth of the Internet: infrastructure software, telecommunications companies supporting B2B and pure B2B e-commerce companies. In addition to investing at least 80% of its net assets in technology companies, the Internet B2B Fund may also invest in the stock of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

         Health & Biotechnology Fund
         ---------------------------


         The Health & Biotechnology Fund has an investment objective of long-term capital appreciation by investing at least 80% of its assets in the common stocks of companies in the health and biotechnology fields which in the opinion of the Adviser (as hereinafter defined), have the potential for capital appreciation. The health and biotechnology fields include technology for healthcare management, pharmaceuticals and healthcare services or devices.


         Technology Fund
         ---------------


         The Surviving Series has an investment objective of seeking long term capital appreciation by investing at least 80% of its net assets in technology companies. With respect to the Surviving Series, technology companies are those companies with business operations in either the technology or science areas. The Internet B2B and the Health & Biotechnology Funds reflect specialized concentrated portfolios within the technology sector; however, the Surviving Series includes both of these components in its portfolio strategy maintaining a more general technology exposure. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Surviving Series may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. The Series invest primarily in U.S. and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common and preferred stocks.


         What the Funds Have in Common
         -----------------------------


         Each Series is a non-diversified investment management company. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the portfolio of each Series. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. A Series' investment policy is not limited to any minimum capitalization requirement and each Series may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for each Series is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. Moreover, each Series may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, a significant portion each Series holdings will be invested in newly-issued securities being sold in the secondary market.


         Although each Series primarily invests in common stocks issued by U.S. companies, each Series also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with each Series' investment objective by the Adviser.

         A Series does not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Series invests only in

"investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating co.) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. Such securities may have speculative characteristics. In addition, the Series will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Series' investment objective, provided, however, that such securities do not exceed 5% of a Series' total assets.


         Primary Differences Among the Funds
         -----------------------------------

         As noted above, the primary differences among the Series is the level of concentration in a particular sector of the technology industry. The Technology Fund invests in both technology and health and biotechnology companies. Therefore, one will generally find a greater percentage of health and biotechnology companies in the Health & Biotechnology Fund than one would find in the Internet B2B Fund and Technology Fund, and a greater percentage of Internet B2B companies in the Internet B2B Fund than one would find in the Health & Biotechnology Fund and the Technology Fund. However, it is expected that each Series will be composed of some of the same portfolio securities.


         See "Principal Risk Factors" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and each Merging Series. You can also find additional information for the Surviving Series in the Fund's Prospectus.


         Investment Advisory, Administration and Distribution and Service Plan Fees. Amerindo Investment Advisors Inc. is the investment adviser for the Fund (the "Adviser") and SEI Investments Global Funds Services is the administrator for the Fund (the "Administrator"). Currently, the advisory fee payable by the Fund to the Adviser under the Investment Advisory Agreement is equal to 1.50% of each Series' average daily net assets. The administration fee payable by the Fund to the Administrator under the Administration Agreement is equal to .125% of the average daily net assets on the first $250 million, .09% on the next $250 million, .07% on the next $500 million and .05% on assets over $1 billion with a minimum fee for each domestic portfolio of $85,000 and $100,000 for each international portfolio. The annual fee for each additional class of shares is $15,000.

         The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the "Rule 12b-1 Plan") under the Investment Company Act of 1940, as amended (the "Act") which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund may pay up to 0.25% of its average daily net assets, pursuant to its 12b-1 Plan, to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose client own shares. See "Additional Information About the Funds--Distribution Arrangements."

         Purchases, Redemptions and Exchanges. The shares of each Series do not have an initial sales charge or a CDSC. The shares of each Series are subject to a 2.00% redemption fee for shares held less than one year. The Fund does not charge an exchange fee but the redemption fee of 2.00% is assessed on the exchange of shares of each Series held less than one year. There will be no redemption fee assessed on shares in connection with the consummation of the Plans.

         Shares of the Surviving Series issued to the shareholders of each of the Merging Series as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in the Merging Series prior to the Reorganization and in the Surviving Series after the reorganization for purposes of determining whether the redemption fee is applicable. The Surviving Series may redeem a shareholder's account if the balance in the account falls below $2,500 after having been given at least 60 days' written notice of any proposed redemption and the option to purchase additional shares to avoid the redemption is not exercised by the shareholder.

         Other Considerations. In the event the shareholders of the Merging Series do not approve the Plans, the Merging Series will be liquidated. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with normal Fund redemption policies.

         Cost of the Reorganization. The cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses associated with this Reorganization incurred by the Fund in an amount of approximately $80,000 will be borne by the Surviving Series.

         This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, including information incorporated by reference herein.


Principal Risk Factors


         Since each of the Merging Series and the Surviving Series all invest primarily in common stocks of companies, investors are subject to risks inherent in an investment in common stocks, including stock market fluctuations, fluctuations in the value of each Series' portfolios and liquidity risks (the risk that a trading market may not exist for a stock when a Series decides to sell it). When stock prices fluctuate, the Series' share prices may go down in value. Also, common stocks selected by each Series may or may not increase in value when the stock market is rising or may fail to perform as expected. Moreover, each of the Merging Series and the Surviving Series invest in technology-related companies.

         The following discussion of risk factors applies to both the Merging Series and the Surviving Series portfolios and will continue to apply to an investment in the Surviving Series after the consummation of the Plans. As was stated herein, since each of the Merging Series and the Surviving Series portfolio makeup consist of many of the same securities, the risks for each of the Series are substantially similar.

         Technology and Internet B2B Sector. Companies in the rapidly changing fields of technology and science face special risks. The value of a Series' shares may be susceptible (i) to factors affecting the technology area and (ii) to greater risk and market fluctuations than a fund that invests in a broader range of portfolio securities that is not concentrated in any particular industry. Technology-related companies are often subject to dependence upon governmental policies and governmental regulation, including approval of products and services. Additionally, those companies may be subject to risks of developing technologies, competitive pressures and other factors dependent upon consumer and business acceptance as new technologies evolve.





         Healthcare and Biotechnology Areas. The healthcare industry is subject to government regulations and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.


         Concentration. The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing in concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

         The Adviser reviews the positions of each Series on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Adviser will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Surviving Series and applicable regulatory and tax implications.


         Smaller Capitalized Companies. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a Series has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

         Borrowing. Each of the Merging Series and the Surviving Series may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Series' total assets less its liabilities and will be made at prevailing interest rates. The Series may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

         Illiquid Securities. Each of the Merging Series and the Surviving Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, each Series will not sell restricted securities publicly without the expense and time required to register the securities under the Securities Act of 1933 or sell the securities under Rule 144 or other rules under the

Securities Act of 1933 which permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit the Series' ability to sell, distribute or liquidate in investments in such securities. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Series' portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized.

         Private Equity Investments. The restricted securities in which each of the Series may invest include private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among those are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Series will have no control.

         Moreover, the value of Private Equity Investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board designed to reflect in good faith the fair value of such investments. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. Historic cost will generally be the appropriate measure of value for a Private Equity Investment, except where compelling circumstances justify another valuation in the view of the Adviser's Investment Committee. Circumstances which would ordinarily compel serious consideration of the appropriateness of revaluation (but not necessarily compel revaluation itself) would be (i) the pricing obtained for new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors, (ii) the discontinuation of operations or an important component of operations or the commencement of insolvency proceedings, (iii) the reorganization of the issuer or of an important component of its operations, by combination, division or otherwise,
(iv) macro factors dramatically influencing or affecting the sector or space generally and across the board (such as information concerning pricing in the public markets), (v) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders historic cost an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. The Adviser has also adopted a policy with respect to the valuation of publicly traded securities which are restricted. A certain percentage is deducted from the closing public sale price for the relevant security on its principal exchange, based upon the length of time remaining during which the securities held are restricted.

         The Adviser's Investment Committee will review the value of all Private Equity Investments no less frequently than quarterly and will undertake interim reviews and extraordinary reviews as circumstances warrant. However, there can be no assurance that such value will represent the return that might ultimately be realized by a Series from the investments.

         Temporary Investments. When the Adviser believes that adverse business or financial conditions warrant a temporary defensive position, each Series may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. While taking a defensive position, each Series may not achieve its investment objective.

         Repurchase Agreements. Each Series' portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Series require continual maintenance by the Series' custodian of the market value of underlying collateral in amounts equal to, or in excess of , the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, a Series will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Series may be delayed or limited and a Series may incur additional costs. In such case, a Series will be subject to risks associated with changes in the market value of the collateral securities. Each Series limits repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Act.

         Non-Diversified Status. Each of the Surviving Series and the Merging Series is a non-diversified fund. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Surviving Series after the Reorganization.


Comparison of Fees and Expenses


         The following table shows the comparative fees and expenses of each of the Merging Series and the Surviving Series. The table also reflects the pro forma fees for the Surviving Series after giving effect to the Reorganization. Based upon this comparison, the shareholders will bear the benefit of a decrease in the applicable current estimated expense ratio of the Reorganization.


------------------------------------------------------------------------------------------------------------------------------------
                                                              FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Technology                      Technology
                                                                                         Pro Forma      Technology         Fund
                                                                                          Combined         Fund         Pro Forma
                                                                                         (Class D       Pro Forma        Combined
                                                                            Health &     Shares of       Combined      with Health &
                                                Technology     Internet     Biotech-     Surviving         with        Biotechnology
                                                   Fund           B2B        nology       Series)      Internet B2B        Fund
                                              -------------- ------------ ------------ ------------- ---------------- --------------
Shareholder Fees
----------------
(fees that are paid directly from your
investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)      None          None        None         None          None           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)........        None          None        None         None          None           None
Maximum Sales Charge (Load) Imposed on
  Reinvestment Dividends.....................        None          None        None         None          None           None
Redemption Fee...............................        2.00%        2.00%       2.00%        2.00%         2.00%          2.00%
Exchange Fee.................................        None          None        None         None          None           None
Maximum Account Fee..........................        None          None        None         None          None           None


                                                                                        Technology                      Technology
                                                                                         Pro Forma      Technology         Fund
                                                                                          Combined         Fund         Pro Forma
                                                                                         (Class D       Pro Forma        Combined
                                                                            Health &     Shares of       Combined      with Health &
Annual Fund Operating Expenses                  Technology     Internet     Biotech-     Surviving         with        Biotechnology
------------------------------                     Fund           B2B        nology       Series)      Internet B2B        Fund
(expenses that are deducted from Fund assets) -------------- ------------ ------------ ------------- ---------------- --------------
Management Fees..............................         1.50%          1.50%       1.50%       1.50%         1.50%         1.50%
Distribution and Service (12b-1) Fees........         0.25%          0.25%       0.25%       0.25%         0.25%         0.25%
Other Expenses...............................         1.40%          3.55%       4.44%       1.20%         1.34%         1.39%
Total Annual Fund Operating Expenses.........         3.15%          5.30%       6.19%       2.95%         3.09%         3.14%
Fee Waiver/Expense Reimbursement(1)..........         0.90%          3.05%       3.94%       0.70%         0.84%         0.89%
Net Total Annual Fund Operating Expenses.....         2.25%          2.25%       2.25%       2.25%         2.25%         2.25%

-----------------------

(1) The Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund
Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until October 31, 2003 and will automatically renew for successive one-year periods thereafter.

Example

         This Example is intended to help you compare the expenses associated with investing in each of the Merging Series and the
Surviving Series. The expenses shown are at levels anticipated for the current fiscal year.

         The Example assumes that you invest $10,000 in a Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1              3           5          10
                                                      Year          Years       Years       Years
                                                    --------      ---------   ---------   ---------

Technology Fund:.............................         $228          $703        $1,205      $2,585
Internet B2B:................................         $228          $703        $1,205      $2,585
Health & Biotechnology:......................         $228          $703        $1,205      $2,585
Technology Fund Pro Forma Combined
  (Class D Shares of Surviving Series).......         $228          $703        $1,205      $2,585
Technology Fund Pro Forma Combined with
  Internet B2B                                        $228          $703        $1,205      $2,585
Technology Fund Pro Forma Combined with
  Health & Biotechnology                              $228          $703        $1,205      $2,585
------------------------------------------------------------------------------------------------------------------------------------

                      INFORMATION ABOUT THE REORGANIZATION

The Plan and Vote Required


         On January 29, 2003, the Board adopted the Plans and approved the Plans' submission to the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. The Plans (copies of which are set forth in full as Appendix A and Appendix B to this combined Proxy Statement/Prospectus) contemplate the Reorganization under which (i) the acquisition by the Surviving Series, on the closing date of the Reorganization, of all of the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Internet B2B Fund and the Health & Biotechnology Fund, respectively; (ii) the pro rata distribution of the Surviving Series shares to the Internet B2B Fund and the Health & Biotechnology Fund shareholders, respectively, in exchange for the outstanding shares of Internet B2B Fund and the Health & Biotechnology Fund, respectively, and (iii) the complete liquidation of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, as provided in the Plans.

         The result of the carrying out each of the Plans would be that (i) the Surviving Series would add to its gross assets and liabilities all of the assets of the Internet B2B Fund and the Health & Biotechnology Fund, respectively (net of any liability for portfolio securities purchased but not settled), and (ii) the shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, would become shareholders of Surviving Series as soon as practicable after the closing. In essence, shareholders of the Internet B2B Fund and the Health & Biotechnology Fund, respectively, who vote their shares in favor of the Plans are electing to redeem their shares of the Internet B2B Fund and the Health & Biotechnology Fund, respectively at net asset value and reinvest the proceeds in shares of the Surviving Series at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects" below). The holding period of the shares of the Surviving Series received by shareholders of the Merging Series in exchange for the Merging Series shares will include the period during which the shareholders held the Merging Series shares. The Surviving Series will bear all of the expenses associated with the Reorganization, including legal, accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses incurred. Management estimates that the expenses of the Reorganization will not exceed $80,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Merging Series including the cost of any portfolio securities purchased but not yet settled.

         The vote of the holders of at least a majority of the outstanding shares of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively entitled to vote at the meeting is required for the approval of each Plan, including the liquidation and dissolution of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively. Under the Act, a majority vote requires at least: (i) 67% of the shares of each Merging Series represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or (ii) more than half of all outstanding shares of each of the Merging Series.

         If the shareholders do not approve the Plans, the Reorganization will not be effected and a complete liquidation of each of the Merging Series will thereafter occur. Additionally, if only one Plan is approved, the reorganization with respect to that particular Merging Series will be effected and the other Merging Series will remain a separate series of the Fund until it is thereafter liquidated.


Method of Carrying Out the Plans


         The consummation of the transactions contemplated by the Plans is contingent upon the approval of this proposal by the shareholders of each of the Internet B2B Fund and the Health & Biotechnology Fund, respectively and the receipt of the opinions of counsel that, for Federal income tax purposes, each Plan will qualify as a tax free reorganization described in Section 368(a) of the Code and certificates set forth in Sections 10 and 11 of each of the Plans and the occurrence of the events described in those Sections.

         The assets of the Merging Series that are to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the Reorganization. The Surviving Series will assume all liabilities, accrued expenses, costs, charges, and reserves of the Merging Series reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the Reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the Plans, or such later date as the parties may agree.


         The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information as supplemented. The number of shares of the Surviving Series to be issued to each Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series, respectively, by (b) the net asset value per share of the Surviving Series.


         On the closing date, the Merging Series will liquidate and distribute pro rata to their shareholders of record on March 12, 2003 the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each account the shares due pursuant to the Plans. Every Merging Series shareholder will own shares of the Surviving Series immediately after the Reorganization, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the Reorganization. To assist the Merging Series in this distribution, the Surviving Series, in accordance with a shareholder list supplied by the Merging Series, will cause its transfer agent to credit and confirm an appropriate number of shares of the Surviving Series to each shareholder of the Merging Series. No certificates for shares of the Surviving Series will be issued.

         At or prior to the closing date, the Merging Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merging Series' shareholders all of the Merging Series' investment company taxable income for all taxable years ending at or prior to the closing date and all of its net capital gains realized

(after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

         Under the Plans, all redemptions of shares of the Merging Series shall be permanently suspended on or about May 9, 2003 (the date that the Reorganization is expected to take place); only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by the Merging Series; redemption requests received by the Merging Series after that date will be treated as requests for redemptions of shares of Surviving Series to be distributed to the shareholders requesting redemption. The number of full and fractional shares of the Surviving Series to be issued to shareholders of the Merging Series will be based on the relative net asset values per share of the Merging Series and the Surviving Series determined at or immediately preceding the effective time of the Reorganization.

         Under the Plans, within one year after the closing date, the Fund shall on behalf of each of the Merging Series (a) effect each of the Merging Series' liquidation and dissolution under Maryland law and (b) either pay or make provision for all of its debts and taxes.

         The Merging Series will not sell portfolio securities and/or purchase other securities to the extent necessary so that the asset composition of the Merging Series is consistent with the investment policies and restrictions of the Surviving Series. In the event that the Merging Series had to sell any portfolio securities at a gain, current shareholders would receive a capital gain dividend.


         Under the Plans, either party to the Plans may abandon and terminate the Plan at any time prior to the closing date without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the closing date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plans and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the closing date or (iii) on the closing date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the closing date.

Description of Shares to be Issued

         Full and fractional shares of the Surviving Series will be issued to shareholders of each of the Merging Series in accordance with the procedures under the Plans as described above. Each share will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights.

Reasons for the Reorganization


         The Board considered the Reorganization and adopted the Plans at a meeting on January 29, 2003. At the meeting, the Adviser recommended to the Directors that they adopt the Plans and approve the Plans' submission to the shareholders of each of the Merging Series.

         Management of the Fund is of the view that each Series would benefit from the Reorganization because of the economies of scale that would come with a larger asset base. Management has informed the Board of its belief that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for each of the Merging Series.

         In making its recommendation, Management considered (i) the compatibility of the investment objectives and policies of each of the Merging Series and the Surviving Series; (ii) the effect of the Reorganization on each of the Merging Series and Surviving Series performance; (iii) the effect of the Reorganization on the expense ratio of each of the Merging Series and Surviving Series relative to their current expense ratios; (iv) the costs to be incurred by each of the Series as a result of the Reorganization; and (v) possible alternatives to the Reorganization. In addition, Management noted that a broader based exposure in the technology sector was more appropriate than a concentrated portfolio in the current technology environment. Further, Management considered that the Reorganization would be effected as a tax-free reorganization.

         Given the above factors and the similarity in the investment strategies of the Series, the Adviser concluded that combining the Merging Series into the Surviving Series would be appropriate and would enable the shareholders of the each Series to benefit from certain economies of scale. The Adviser indicated to the Board its belief that the most appropriate method would be through a tax-free reorganization of the assets of each of the Merging Series and the Surviving Series. The Adviser also stated its belief that the Reorganization is a better alternative than a taxable redemption of Merging Series shares or an outright liquidation and dissolution, and the Board concurred.

         In considering the Adviser's proposal, the Board considered other alternatives that are available to shareholders, including the ability to redeem shares of the Merging Series prior to the Reorganization. The Board also inquired into a number of other factors which include the expense ratios and the investment performance of the Series. The Board was informed of the gross expense ratios of the Series for the most recently completed fiscal year which for the Internet B2B Fund was 5.30%, the Health & Biotechnology Fund was 6.19%, and for the Technology Fund was 3.15%. However, the Adviser is contractually obligated to waive its fees and to reimburse any expenses to the extent that the total annual Fund operating expenses exceed 2.25%. Thus, the net expense ratio of each Series was 2.25%. See the Fee Table on page 9 which reflects the proposed impact on overall expense ratios applicable to Fund shareholders.


         The Board also considered the following comparative investment performance information regarding the Series:



----------------------------------------------------------------------------------------------------------------------

                                      Total Return Information for Periods Ended March 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                Three Years         Five Years      Since Inception*
                                              One Year         (Annualized)        (Annualized)       (Annualized)
----------------------------------------------------------------------------------------------------------------------
Internet B2B                                   23.97%              N/A                 N/A               34.17%
----------------------------------------------------------------------------------------------------------------------
Health & Biotechnology Fund                    38.53%              N/A                 N/A               23.45%
----------------------------------------------------------------------------------------------------------------------
Technology Fund                                8.18%              46.87%               3.79%             5.25%
----------------------------------------------------------------------------------------------------------------------


         Based upon the factors indicated above, the Board, including the Directors who are not "interested persons" of the Fund (as defined in the Act), has determined that the reorganizations


_______________________
* The inception date of the Internet B2B and the Health & Biotechnology Funds were May 30, 2000. The Technology Fund inception date was October 28, 1996.

of each of the Merging Series would be in the best interests of the Merging Series' shareholders and that no shareholder's interest would be diluted as a consequence thereof, and approves the Plans' submission to the shareholders of each of the Merging Series.

Tax Aspects

         Immediately prior to the Valuation Date referred to in the Plans, each of the Merging Series will pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to each of the Merging Series' shareholders all of the Merging Series' investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the closing date and all of its net capital gain, if any (after reduction for any available capital loss carry forward), realized in taxable years ending on or prior to the closing date. Such dividends will be included in the income of each of the Merging Series' shareholders as ordinary income and capital gain, respectively.

         The transfer of the assets of each of the Merging Series for shares of the Surviving Series and the assumption by the Surviving Series of the liabilities of each of the Merging Series, and the liquidation of each of the Merging Series, are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code (the "Code"). As a condition to the closing of the proposed transaction, the Fund on behalf of each of the Merging Series and the Surviving Series will receive the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

         (1) each of the Merging Series' transfer of all of its assets to the Surviving Series in exchange for shares of Surviving Series and Surviving Series' assumption of all of each of the Merging Series liabilities, followed by each of the Merging Series' distribution of Surviving Series shares to the Surviving Series' shareholders as part of the liquidation of the Merging Series, will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. Each of the Merging Series and the Surviving Series will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

         (2) no gain or loss will be recognized by the shareholders of the Merging Series upon the exchange of the Merging Series shares for Surviving Series shares (Section 354(a) of the Code),

         (3) the Merging Series will not recognize gain or loss upon the transfer of all of its assets to the Surviving Series in exchange for shares of the Surviving Series and the Surviving Series' assumption of all of the liabilities of the Merging Series (Sections 361(a) and 357(a) of the Code), or upon the distribution of such shares of the Surviving Series to the Merging Series' shareholders in exchange for all of their shares in each of the Merging Series (Section 361(c) of the Code),

         (4) the Surviving Series will not recognize gain or loss upon its receipt of each of the Merging Series' assets in exchange for shares of the Merging Series (Section 1032(a) of the Code),

         (5) the basis of shares of the Surviving Series received by the shareholders of each of the Merging Series will be the same as their basis in the shares of the Merging Series surrendered in exchange therefor (Section 358(a)(1) of the Code),

         (6) the holding period of shares of the Surviving Series received by the shareholders of each of the Merging Series in exchange for the Merging Series shares will include the period during which they held the Merging Series shares surrendered, provided that such Merging Series shares are capital assets on the date of the exchange (Section 1223(1) of the Code),

         (7) the tax basis of the assets of the Merging Series acquired by the Surviving Series will be the same as the tax basis of such assets to the Merging Series immediately prior to the transaction (Section 362(b) of the Code), and

         (8) the holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series (Section 1223(2) of the Code).

         The Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by the Surviving Series. The Fund does not expect such non-qualifying income to prevent it from qualifying as a regulated investment company.

         Immediately prior to the reorganization, the Merging Series will have a capital loss carryover ("Carryover") totaling approximately $19,000,000. The Surviving Series will be limited in its ability to use this Carryover in the future because the Merging Series will be treated as having undergone an ownership change under Section 382 of the Code. As a result, the usage of the Carryover will be significantly limited in any year only up to an amount equal to the product of (i) the value of the stock of the Merging Series on the date of the Reorganization and (ii) the long-term tax-exempt rate as of that date published by the Internal Revenue Service. For April, the long-term tax-exempt rate is 4.58%.

         Shareholders of the Merging Series should consult their tax advisors regarding the effect, if any, of the proposed transactions in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the proposed transaction, shareholders of the Merging Series should also consult their tax advisers as to state and local tax consequences, if any, of the proposed transaction.

Capitalization Table (Unaudited)

         The table below sets forth the existing capitalization of each of the Merging Series and the Surviving Series, as well as the pro forma capitalization of the Surviving Series, as of October 31, 2002. The cost of the reorganization has been estimated to be approximately $80,000 and will be paid by the Surviving Series.

                              Capitalization Table
                             as of October 31, 2002



                                                              Total              Net              Adjustment
                                                              Shares             Asset               for
                                                             Outstan             Value              Reorgan
              Fund                      Net Assets            -ding             per Share          -ization*
----------------------------------------------------------------------------------------------------------------

Amerindo Technology Fund                $56,473,636           15,188,193           $3.72

----------------------------------------------------------------------------------------------------------------

Amerindo Internet B2B Fund               $3,942,770            1,486,201           $2.65
----------------------------------------------------------------------------------------------------------------

Amerindo Health &                        $2,992,007              746,046           $4.01
Biotechnology Fund
----------------------------------------------------------------------------------------------------------------

Technology Fund Pro Forma               $63,408,413           17,052,380           $3.72             $80,000
Combined  (Class D Shares of
Surviving Series)
----------------------------------------------------------------------------------------------------------------

Technology Fund Pro Forma               $60,416,406           16,248,077           $3.72             $80,000
Combined with Internet B2B Fund
----------------------------------------------------------------------------------------------------------------

Technology Fund Pro Forma               $59,465,643           15,992,496           $3.72             $80,000
Combined with Health &
Biotechnology Fund
----------------------------------------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE SERIES

         Additional information about the Merging Series and the Surviving Series is presented below. Shareholders of the Merging Series should bear in mind that the Reorganization will not result in any change in the investment management or day-to-day operation of the Surviving Series. Such information is incorporated herein by reference from (i) Fund's Prospectus dated February 28, 2003, and Fund's Statement of Additional Information dated February 28, 2003.


_______________________
* Adjustment to record a liability for costs associated with the proxy. Because each of the Fund's Class D shares have a contractual expense limitation agreement with the Adviser, the costs associated with the proxy are indirectly borne by the Adviser as part of the contractual waiver.

Investment Objectives and Policies

         Each of the Merging Series and the Surviving Series is a series of an open-end, non-diversified management investment company. The investment objective of the Surviving Series is to seek long-term capital appreciation. The Surviving Series pursues this objective by investing in the equity securities of technology-related companies. The investment objective of the Internet B2B Fund is to seek long-term capital appreciation. The Internet B2B Fund seeks to achieve this objective by investing in the equity securities of technology and Internet business to business companies. The investment objective of the Health & Biotechnology Fund is also long-term capital appreciation by investing in health and biotechnology companies, which the Adviser believes have the potential for capital appreciation. Stock selection for each Series is based on internal fundamental research that is corroborated by technical factors such as price momentum. Decisions with respect to investment by each Series is not based upon the capitalization or size of an issuer but on the assessment of an issuer's fundamental prospects within the technology or health care sectors, as the case may be.

Investment Restrictions

         Each Series has certain fundamental investment restrictions which cannot be changed unless approved by a majority of the outstanding shares of each of the Series' shareholders that would be affected by such a change. All of the these investment restrictions are the same for each Series with the exception of the restriction relating to the investment of a Series assets in issuers in any single industry. The Internet B2B Fund and the Technology Fund may invest at least 80% of their assets in the technology and science areas and the Health & Biotechnology Fund may invest at least 80% of its assets in the health and biotechnology areas. These restrictions can be found under the caption "Investment Restrictions" in the Fund's Statement of Additional Information. Also see "Introduction - Investment Objectives and Policies."

Portfolio Transactions

         Brokerage practices are the same for the Series.

Dividends and Distributions

         Each Series has elected to be treated as a regulated investment company under the Code. By qualifying, each Series generally will not be subject to Federal income tax to the extent it distributes its investment company taxable income and net capital gains in the manner required under the Code. It is each Series' policy to distribute to shareholders substantially all of its net investment income and net capital gains each year, if any.

Rights of Shareholders

         The Fund is a Maryland corporation and is governed by its Articles of Incorporation. Shares of the Merging Series and the Surviving Series are redeemable at their net asset value. The shares of each Series entitle the holder to one vote per share on the election of the Surviving Series' directors and all other matters submitted to shareholders. All shares of each class of each Series participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferable and have no preference, pre-emptive or conversion rights. It is not contemplated that the Surviving Series will hold regular annual meetings of shareholders.

Advisory Arrangements

         Amerindo Investment Advisors Inc. is the investment adviser for the Series. Currently, the management fee payable by each Series to the Adviser under the investment advisory agreement is equal to 1.50% of each Series' average daily net assets.

Distribution Arrangements

         The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund may pay up to 0.25% of its average daily net assets pursuant to its 12b-1 Plan to compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing, maintaining shareholder accounts and compensating parties with which it has written agreements and whose client own shares.

Further Information

         The Fund files reports and other information with the SEC. Proxy material, reports and other information about the Merging Series and the Surviving Series which are of public record can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the SEC's regional office at 233 Broadway, New York, New York 10279, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                                 VOTING MATTERS

Generally

         This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Fund for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Amerindo Investment Advisors Inc. at 399 Park Avenue, New York, New York on May 2, 2003 at 2:00 p.m. or any adjournment thereof, to approve or disapprove the Plans. It is expected that the solicitation of proxies will be primarily by mail. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of the Adviser or Georgeson (as defined herein) The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson") as the solicitor for the proxies, at an estimated cost of $7,419. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Adviser may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

         As the Meeting date approaches, certain shareholders of the Merging Series may receive a telephone call from a representative of Georgeson if their votes have not yet been received.

Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Only shareholders of record of the Merging Series at the close of business on March 12, 2003 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, there were 1,393,461.92 shares of the Internet B2B Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote. As of the Record Date, there were 726,305.442 shares of the Health & Biotechnology Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

         As of the Record Date, the officers and directors of the Internet B2B Fund, as a group, owned less than one percent of the outstanding shares of the Internet B2B Fund.

         As of the Record Date, the officers and directors of the Health & Biotechnology Fund, as a group, owned less than one percent of the outstanding shares of the Health & Biotechnology Fund.

         As of the Record Date, the officers and directors of the Technology Fund, as a group, owned less than one percent of the outstanding shares of the Technology Fund.

         As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of Internet B2B Fund:

Name and Address                       % of Ownership      Nature of Ownership
----------------                       --------------      -------------------

Donald J. Killelea IRA
Park Plaza 601
5321 North 10th Street
McAllen, Texas 78504                       13.19%                 Record

Charles Schwab & Co.
101 Montgomery Street
San Francisco, California 94104            12.70%                 Record

         As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Health & Biotechnology
Fund:

Name and Address                       % of Ownership      Nature of Ownership
----------------                       --------------      -------------------

Charles Schwab & Co.
101 Montgomery Street
San Francisco, CA  94104                   11.16%                 Record

Raymond James & Associates Inc.
FBO Kredietbank
BIN# 59001578
St. Petersburg, Florida 33716              9.35%                  Record

Northern Trust Co. IRA Cust FBO
Kevin Coogan
36 Jarombek Drive
Towaco, New Jersey 07082                   5.54%                  Record

         As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Surviving Series:

Name and Address                       % of Ownership      Nature of Ownership
----------------                       --------------      -------------------

Charles Schwab & Co.
101 Montgomery Street
San Francisco, California 94104            18.74%                 Record

Fidelity Investments Institutional
         Operations Co., Inc.
         as Agent for
Certain Employee Benefits
100 Magellan Way
Mailzone KW1C
Covington, Kentucky 41015                  16.09%                 Record

         If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plans. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to the Internet B2B Fund and the Health & Biotechnology Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. These broker non-votes and abstentions will not be treated as votes in favor of the Plans.

Quorum and Adjournments

         The presence of the holders of a majority of the outstanding shares of the Merging Series, in person or by proxy, constitutes a quorum. However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Appraisal Rights

         Under the State of Maryland and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of each Series at net asset value at any time until the close of business of the closing date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their shares of the Surviving Series acquired by them in the reorganizations.

                              FINANCIAL STATEMENTS

         The financial statements of the Series for the fiscal year ended October 31, 2002 contained in the Fund's 2002 Annual Report to shareholders, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference.

                                  OTHER MATTERS

         As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

         The management does not know of any matters to be presented at this Special Meeting of Shareholders other than that mentioned in this Proxy Statement. If any matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                         By Order of the Board of Trustees



                                         HEATHER LEWIS, Secretary
         April 7, 2003

                        Vote this proxy card TODAY! Your
          prompt response will save the expense of additional mailings.
            Vote by Touch-Tone Phone, by Mail, or via the Internet!!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

LOG-ON: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.


MAIL:    Return the signed proxy card in the enclosed envelope.



                           AMERINDO INTERNET B2B FUND

          PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD MAY 2, 2003


The undersigned shareholder of the Internet B2B Fund revoking previous proxies, hereby appoints Heather Lewis, as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Amerindo Internet B2B Fund to be held on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, at 2:00 p.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorney-in-fact shall vote in accordance with her best judgment.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the other side and return it promptly in the accompanying envelope which requires no postage if mailed in the United States. If you prefer, you can save time by voting through the Internet or by telephone as described above.

                                                                            OVER

                                    PROPOSAL
                                    --------


To approve the Agreement and Plan of Reorganization between Amerindo Technology Fund, a series of Amerindo Funds Inc. ("Amerindo") and the Amerindo Internet B2B Fund, another series of Amerindo which contemplates the transfer to the Amerindo Technology Fund of all the assets and liabilities of Amerindo Internet B2B Fund in exchange for shares of Amerindo Technology Fund and the distribution of such shares to the shareholders of Amerindo Internet B2B Fund, the liquidation and dissolution of Amerindo Internet B2B Fund.

                FOR ___          AGAINST  ___       ABSTAIN  ___

                Dated: __________________________________, 2003
                            Month            Day


                --------------------------------------------------------
                                  Signature(s)


                --------------------------------------------------------
                                  Signature(s)

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                        Vote this proxy card TODAY! Your
          prompt response will save the expense of additional mailings.
            Vote by Touch-Tone Phone, by Mail, or via the Internet!!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.


LOG-ON: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.


MAIL:    Return the signed proxy card in the enclosed envelope.



                      AMERINDO HEALTH & BIOTECHNOLOGY FUND.

          PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD MAY 2, 2003


The undersigned shareholder of the Amerindo Health & Biotechnology Fund revoking previous proxies, hereby appoints Heather Lewis, as attorney-in-fact and proxy of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Amerindo Health & Biotechnology Fund to be held on May 2, 2003 at the offices of Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, at 2:00 p.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorney-in-fact shall vote in accordance with her best judgment.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the other side and return it promptly in the accompanying envelope which requires no postage if mailed in the United States. If you prefer, you can save time by voting through the Internet or by telephone as described herein

                                                                            OVER

                                    PROPOSAL
                                    --------


To approve the Agreement and Plan of Reorganization between Amerindo Technology Fund, a series of Amerindo Funds Inc. ("Amerindo") and the Amerindo Health& Biotechnology Fund, another series of Amerindo which contemplates the transfer to the Amerindo Technology Fund of all the assets and liabilities of Amerindo Health & Biotechnology Fund in exchange for shares of Amerindo Technology Fund and the distribution of such shares to the shareholders of Amerindo Health & Biotechnology Fund, the liquidation and dissolution of Amerindo Health & Biotechnology Fund.

                FOR ___          AGAINST  ___       ABSTAIN  ___

                Dated: __________________________________, 2003
                            Month            Day


                --------------------------------------------------------
                                  Signature(s)


                --------------------------------------------------------
                                  Signature(s)

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       STATEMENT OF ADDITIONAL INFORMATION

                 Relating to the reorganization of the assets of

                           AMERINDO INTERNET B2B FUND
                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                                      into


                            AMERINDO TECHNOLOGY FUND


                                each a series of


                               AMERINDO FUNDS INC.
                                 399 Park Avenue
                            New York, New York 10022


This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund, each a series of Amerindo Funds Inc. ("Amerindo") by the Amerindo Technology Fund, another series of Amerindo, consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

         The Statement of Additional Information of the Amerindo Technology Fund dated February 28, 2003;

         The Statement of Additional Information of the Amerindo Internet B2B Fund dated February 28, 2003;

         The Statement of Additional Information of Amerindo Health & Biotechnology Fund dated February 28, 2003;

         The Annual Report of Amerindo Technology Fund for the year ended October 31, 2002;

         The Semi-Annual Report of Amerindo Technology Fund for the six months ended April 30, 2002;

         The Annual Report of Amerindo Internet B2B Fund for the year ended October 31, 2002;

         The Semi-Annual Report to Shareholders of the Internet B2B Fund for the six months ended April 30, 2002;

         The Annual Report of Amerindo Health & Biotechnology Fund for the year ended October 31, 2002; and

         The Semi-Annual Report to Shareholders of Amerindo Health & Biotechnology Fund for the six months ended April 30, 2002.

         This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated April 7, 2003 relating to the above-referenced transaction may be obtained from Amerindo Investment Advisors Inc., 399 Park Avenue, New York, New York 10022, (888) 832-4386. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

              ADDITIONAL INFORMATION ABOUT AMERINDO TECHNOLOGY FUND
              -----------------------------------------------------

         For additional information about Amerindo Technology Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

                 ADDITIONAL INFORMATION ABOUT AMERINDO B2B FUND
                 ----------------------------------------------

         For additional information about Amerindo B2B Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

        ADDITIONAL INFORMATION ABOUT AMERINDO HEALTH & BIOTECHNOLOGY FUND
        -----------------------------------------------------------------

         For additional information about Amerindo Health & Biotechnology Fund, please see the Amerindo Funds Inc. Statement of Additional Information, which is incorporated by referenced herein.

         Shown below are financial statements for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma financial statements for the Combined Fund at October 31, 2002, as though the reorganization occurred as of that date. The first table presents Statements of Assets and Liabilities (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The second table presents Statements of Operations (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The third table presents Portfolio of Investments (unaudited) for each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund each of the Technology Fund, the Internet B2B Fund and the Health & Biotechnology Fund and Pro Forma figures for the Technology Fund after the reorganizations. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

         The date of this Statement of Additional Information is April 7, 2003.

                                 Amerindo Funds
            Pro Forma Statement of Assets and Liabilities (Unaudited)
                                October 31, 2002


                                                                                                      Technology     Technology
                                                                                       Health &          Fund           Fund
                                                       Technology     Internet B2B   Biotechnology    Pro Forma       Pro Forma
                                                          Fund            Fund           Fund        Adjustments      Combined
ASSETS                                                -------------  -------------   -------------  -------------   --------------
Investments, at cost                                  $ 189,661,685  $   9,621,300   $   4,271,751                  $ 203,554,736
                                                      =============  =============   =============  =============   =============

Investments, at value                                 $  49,152,200  $   3,123,424   $   2,686,847                  $  54,962,471
Cash                                                      4,613,138        134,679         162,650                      4,910,467
Dividends and interest receivable                             1,510            225             693                          2,428
Receivable due from investment advisor                        1,334          8,222           9,122         80,000(a)       18,678
Receivable for investments sold                           3,099,334        698,386         156,346                      3,954,066
Receivable for shares of beneficial interest sold             7,633          1,200           1,200                         10,033
Other assets                                                 47,692          3,572           3,059                         54,323
                                                      -------------  -------------   -------------  -------------   --------------
      TOTAL ASSETS                                       56,922,841      3,969,708       3,019,917         80,000      63,912,466
                                                      -------------  -------------   -------------  -------------   --------------


LIABILITIES
Payable for administration fees                               9,741          9,741           9,741                         29,223
Payable for distribution fees                                11,466          1,087           1,038                         13,591
Payable for investments purchased                           210,261             --              --                        210,261
Payable for shares of beneficial interest redeemed           20,530            333           3,257         80,000(a)       24,120
Accrued expenses                                            197,207         15,777          13,874                        226,858
                                                      -------------  -------------   -------------  -------------   --------------
      TOTAL LIABILITIES                                     449,205         26,938          27,910         80,000         504,053
                                                      -------------  -------------   -------------  -------------   --------------

      NET ASSETS                                      $  56,473,636  $   3,942,770   $   2,992,007        --        $  63,408,413
                                                      =============  =============   =============  =============   =============


NET ASSETS
Capital paid-in                                         458,009,644     22,770,737      11,955,903                    492,736,284
Accumulated net realized loss on investments           (261,026,523)   (12,330,091)     (7,378,992)                  (280,735,606)
Net unrealized depreciation on investments             (140,509,485)    (6,497,876)     (1,584,904)                  (148,592,265)
                                                      -------------  -------------   -------------  -------------   --------------
      NET ASSETS                                      $  56,473,636  $   3,942,770   $   2,992,007                  $  63,408,413
                                                      =============  =============   =============  =============   =============



Net Assets                                            $  56,473,636  $   3,942,770   $   2,992,007                  $  63,408,413

Shares Outstanding                                       15,188,193      1,486,201         746,046       (368,060)     17,052,380

Net Asset Value, Offering and Redemption Price Per
  Share                                               $        3.72  $        2.65   $        4.01                  $        3.72

                                       See Notes to Pro Forma Financial Statements (Unaudited)


(a)      Adjustment to record a liability for costs associated with the proxy. Because each of the Fund's Class D shares have a contractual expense limitation agreement with the Adviser, the costs associated with the proxy are indirectly borne by the
         Adviser as part of the contractual waiver.


                          Statements of Operations for the twelve months ended October 31, 2002 (Unaudited)

                                             Pro Forma Combining Statement of Operations
                                                 For the Year Ended October 31, 2002

                                                                                                      Technology       Technology
                                                                        Health &                         Fund             Fund
                                        Technology     Internet B2B   Biotechnology                    Pro Forma        Pro Forma
                                           Fund            Fund           Fund         Combined       Adjustments       Combined
                                       -------------  -------------   -------------  --------------  -------------    --------------
Investment Income:
Interest income                        $      42,431  $      16,101   $      19,747         78,279                          78,279
Dividend income                                  235             23              --            258                             258
                                       -------------  -------------   -------------  --------------  -------------    --------------
      TOTAL INCOME                            42,666         16,124          19,747         78,537             --           78,537
                                       -------------  -------------   -------------  --------------  -------------    --------------
Expenses:
Investment advisory fees                   1,137,374         87,521          80,688      1,305,583                       1,305,583
Distribution fees-- Class D                  172,556         10,433           8,041        191,030             --          191,030
Distribution fees-- Class A                   14,232          2,251           3,506         19,989        (19,989)(a)           --
Distribution fees-- Class C                   17,747          6,513           8,001         32,261        (32,261)(a)           --
Administration and accounting fees           116,395        115,051         114,687        346,133       (229,738)(ab)     116,395
Transfer agent fees                          441,054         38,622          30,973        510,649       (150,000)(b)      360,649
Professional fees                            203,506         14,661          15,982        234,149         35,000 (d)      269,149
Printing fees                                138,176          8,862          11,395        158,433             --          158,433
Registration fees                             67,461            932          38,343        106,736        (40,000)(e)       66,736
Directors' fees and expenses                  42,070          2,184           2,991         47,245             --           47,245
Custodian fees                                27,643         24,143          21,558         73,344        (53,344)(f)       20,000
Miscellaneous                                 29,132          1,681           1,289         32,102             --           32,102
                                       -------------  -------------   -------------  --------------  -------------    --------------
      TOTAL EXPENSES                       2,407,346        312,854         337,454      3,057,654       (490,332)       2,567,322
                                       -------------  -------------   -------------  --------------  -------------    --------------
Investment advisory fees waived             (686,112)       (87,521)        (80,688)      (854,321)       271,465 (g)     (582,856)
Investment advisory fees reimbursed               --        (89,050)       (129,817)      (218,867)       218,867 (g)           --
                                       -------------  -------------   -------------  --------------  -------------    --------------
Net expenses                               1,721,234        136,283         126,949      1,984,466             --        1,984,466
                                       -------------  -------------   -------------  --------------  -------------    --------------
Net investment income                     (1,678,568)      (120,159)       (107,202)    (1,905,929)            --       (1,905,929)
                                       -------------  -------------   -------------  --------------  -------------    --------------



REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments sold    (71,777,772)    (1,147,597)     (4,029,631)   (76,955,000)                    (76,955,000)
Net change in unrealized appreciation
   (depreciation) on investments          65,540,665       (482,045)         (1,667)    65,056,953                      65,056,953
                                       -------------  -------------   -------------  --------------  -------------    --------------
NET LOSS                                  (6,237,107)    (1,629,642)     (4,031,298)   (11,898,047)                    (11,898,047)
                                       -------------  -------------   -------------  --------------  -------------    --------------


NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                     $  (7,915,675) $  (1,749,801)  $  (4,138,500) $ (13,803,976)            --     $(13,803,976)
                                       =============  =============   =============  =============  =============     ==============


                                          Notes to Pro Forma Combining Financial Statements
                                                             (Unaudited)


The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of October 31,
2002 and the unaudited Pro Forma Combining Statement of Operations for the year ended October 31, 2002 are intended to present the financial condition and related results of operations if the Amerindo Funds merged.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a)      Adjustment to eliminate Distribution fees associated with the Class A and Class C shares
(b)      Adjustment to eliminate duplicate administration fees
(c)      Adjustment to eliminate duplicate transfer agent fees
(d)      Adjustment of audit fees to reflect expenses incurred for the audit of one combined fund, plus an adjustment to reflect the
         $80,000 in costs associated with the Reorganizations.
(e)      Adjustment to eliminate duplicate blue sky registration fees
(f)      Adjustment to eliminate duplicate custodian transaction charges
(g)      Adjustment to investment advisory fees waived and reimbursed based on above reductions in overall expenses for one combined fund

                                       See Notes to Pro Forma Financial Statements (Unaudited)


                                            Pro Forma Schedule of Investments (Unaudited)
                                                           Amerindo Funds
                                                          October 31, 2002


                                           Amerindo                Amerindo                 Amerindo Health &     Technology Fund
                                        Technology Fund        Internet B2B Fund           Biotechnology Fund         Combined
                                      -----------------       ------------------           ------------------    -----------------
    Security Description              Shares      Value       Shares      Value            Shares      Value     Shares     Value
    --------------------              ------      -----       ------      -----            ------      -----     ------     -----

Common Stock
Akamai Technologies                   493,800   $   478,986       50,000   $    48,500         --          --    543,800 $   527,486
Alkermes                               95,000       875,900           --            --     12,500  $  115,250    107,500     991,150
Amazon.com                            133,300     2,580,688           --            --         --          --    133,300   2,580,688
Ariba                                 385,746       910,361       75,000       177,000         --          --    460,746   1,087,361
Ask Jeeves                            337,500       573,750           --            --         --          --    337,500     573,750
Art Technology Group                       --            --      100,000       113,000         --          --    100,000     113,000
Brio Software                         725,000       971,500           --            --         --          --    725,000     971,500
Broadcom, Class A                      61,500       736,770        2,500        29,950         --          --     64,000     766,720
Brocade Communications
Systems                               108,300       744,021       15,000       103,050         --          --    123,300     847,071
Cerus                                      --            --           --            --      5,000      89,100      5,000      89,100
Ciphergen Biosystems                       --            --           --            --     77,800     227,954     77,800     227,954
CoSine Communications                 143,500       480,725           --            --         --          --    143,500     480,725
eBay                                  207,298    13,109,526       12,510       791,132         --          --    219,808  13,900,658
Expedia, Class A                      135,000     9,134,100       10,000       676,600         --          --    145,000   9,810,700
Gilead Sciences                        70,300     2,442,222           --            --      4,000     138,960     74,300   2,581,182
Homestore.com                         572,500       423,650      129,200        95,608         --          --    701,700     519,258
i2 Technologies                       542,500       423,150       35,000        27,300         --          --    577,500     450,450
IDEC Pharmaceuticals                       --            --           --            --      3,000     138,060      3,000     138,060
ImClone Systems                        77,500       554,977           --            --     15,000     107,415     92,500     662,392
Internap Network Services             191,000        40,110           --            --         --          --    191,000      40,110
Internet Capital Group                     --        50,000       18,500            --         --      50,000     18,500
Juniper Networks                       35,000       203,875           --            --         --          --     35,000     203,875
Kana Software                         207,550       271,890           --            --         --          --    207,550     271,890
LookSmart                             232,500       390,600           --            --         --          --    232,500     390,600
MedImmune                                  --            --           --            --     25,000     638,750     25,000     638,750
Millennium Pharmaceuticals                 --            --           --            --     14,900     110,856     14,900     110,856
NetScreen Technologies                111,700     1,471,089       15,000       197,550         --          --    126,700   1,668,639
Network Appliance                      78,000       699,738       17,500       156,993         --          --     95,500     856,731
NPS Pharmaceuticals                        --            --           --            --     20,000     519,600     20,000     519,600
Opsware                                    --       102,500       82,000            --         --     102,500     82,000
Overture Services                      60,000     1,651,800        9,000       247,770         --          --     69,000   1,899,570
Protein Design Labs                        --            --           --            --     10,500      87,150     10,500      87,150
Red Hat                               248,400     1,115,316       34,700       155,803         --          --    283,100   1,271,119
Sepracor                                   --            --           --            --     13,000     113,100     13,000     113,100
Siebel Systems                         70,000       526,400           --            --         --          --     70,000     526,400
Sycamore Networks                     285,000       712,500       12,500        31,250         --          --    297,500     743,750
Telik                                  60,000       885,000           --            --     10,000     147,500     70,000   1,032,500
Vertex Pharmaceuticals                     --            --           --            --      5,000      98,050      5,000      98,050
Vignette                              207,500       219,950       70,000        74,200         --          --    277,500     294,150
Yahoo!                                186,776     2,786,698           --            --         --          --    186,776   2,786,698
    Total Common Stock                           45,415,292                  3,026,206              2,531,745             50,973,243

Preferred Stock
Cancervax, Series B                   430,337     1,149,000           --            --     37,453     100,000    467,790   1,249,000
Epicentric, Series D                  191,176       296,323       18,908        29,308         --          --    210,084     325,631
Eyetech Pharmaceuticals,
  Series C2                            65,972       474,998           --            --         --          --     65,972     474,998
ZoneTrader                            124,000       248,000           --            --         --          --    124,000     248,000
    Total Preferred Stock                         2,168,321                     29,308                100,000              2,297,629

Convertible Notes
Cellomics                             147,285       312,245           --            --     25,992      55,102    173,277     367,347
       Total Convertible
Notes                                               312,245                                            55,102                367,347

Warrants
Cellomics, Expires 02/28/06            58,914            --           --            --     10,397          --     69,311          --
Expedia, Expires 02/04/09              35,520     1,256,342        1,920        67,910         --          --     37,440   1,324,252
Eyetech Pharmaceuticals,
  Expires 08/28/09                     13,194            --           --            --         --          --     13,194          --



    Total Warrants                                1,256,342                     67,910                     --              1,324,252

    Total Investments                           $49,152,200                $ 3,123,424             $2,686,847            $54,962,471

Notes to the Pro Forma Financial Statements October 31, 2002 (Unaudited)


1.       BASIS OF COMBINATION

         The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments ("Pro Forma Statements") as of October 31, 2002, and the related Combined Statement of Operations for the twelve months ended October 31, 2002, reflect the accounts of Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, each a series of Amerindo Funds, Inc. ("Amerindo"). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Technology Fund shares as of the close of business on October 31, 2002. The Technology Fund will pay the cost of the reorganization which will be approximately $80,000.

         The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of each of the Internet B2B Fund and the Health & Biotechnology Fund in exchange for the shares of the Technology Fund. In conjunction with the reorganizations, the Technology Fund is the surviving fund.

         The Pro Forma Statements should be read in conjunction with the historical financial statements of Amerindo included in its Statement of Additional Information.

2.       VALUATION

         Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sales are recorded, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Board of Directors, including the use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3.       CAPITAL SHARES

         The Pro Forma Combined net asset value per share assumes the issuance of additional shares of the Technology Fund which would have been issued at October 31, 2002, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2002 net asset value per share of the Technology Fund is ($3.72).

         The Pro Forma number of shares outstanding are determined as follows:

Shares of Technology Fund:  15,188,193

Additional Shares to
be issued to the Internet B2B Fund:  1,059,884

Additional Shares to
be issued to the Health & Biotechnology Fund:  804,303

Pro Forma
Shares Outstanding:  17,052,380

         The Pro Forma Statements assume that all shares of Internet B2B Fund and the Health & Biotechnology Fund outstanding on October 31, 2002 were exchanged, tax free, for shares of the Technology Fund.

4.       PRO FORMA OPERATING EXPENSES

         The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Technology Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of each series of Amerindo, adjusted for certain items which have been estimated to the best of management's ability. Advisory fees have been charged to the combined entity based upon the contract currently in effect for Amerindo at the level of assets of the combined fund for the stated period.

                           PART C - OTHER INFORMATION



Item 15.    INDEMNIFICATION

               (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                      "NINTH: (1) The Corporation shall indemnify (i) its
               currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                      (2) To the fullest extent permitted by Maryland statutory
               or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

               (b) In the proposed Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, SEI Investments Distribution Co., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.



Item 16.    EXHIBITS

        (1)    (1)     Articles of Incorporation of the Registrant.

        (5)    (1.a)   Articles Supplementary of the Registrant.

        (1)    (2)     Amended and Restated By-Laws of the Registrant.*

               (3)     Not applicable.

        (9)    (4)     Form of Agreement and Plan of Reorganization of the
                       Amerindo Internet B2B Fund (included as Appendix A to the
                       Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14).

        (9)    (4.a)   Form of Agreement and Plan of Reorganization of the
                       Amerindo Health & Biotechnology Fund (included as
                       Appendix B to the Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14).

               (5)     Not applicable.

        (8)    (6)     Investment Advisory Agreement: Amerindo Technology Fund.

        (8)    (6.a)   Investment Advisory Agreement: Amerindo Technology Fund
                       II, Amerindo Internet B2B Fund and Amerindo Health &
                       Biotechnology Fund.

        (4)    (7)     Distribution Agreement for all Classes.

               (8)     Not applicable.

        (8)    (9)     Custody Agreement.

        (5)    (10)    Amended and Restated Distribution and Service Plan for
                       Class A and D shares.

        (5)    (10.a)  Amended and Restated Distribution and Service Plan for
                       Class C Shares

        (6)    (10.b)  Shareholder Servicing Agreement for Class D shares.

        (5)    (10.c)  Amendment No. 2 to the Multi-Class Plan pursuant to Rule
                       18f-3 under the 1940 Act.

               (11)    Opinion and consent of Counsel.**

               (12)    Opinion and Consent of Counsel as to tax matters.**

        (4)    (13)    Administration Agreement.

        (5)    (13.a)  Transfer Agency and Service Agreement.

        (3)    (13.b)  Form of Expense Limitation Agreement.

               (14) Consent of Deloitte & Touche LLP, certified public accountants.*

        (7)    (15)    Audited Financial Statements, for fiscal year ended
                       October 31, 2002, including the Report of the Independent
                       Accountants.

        (9)    (16)    Power of Attorney.

        (2)    (17.a)  Subscription Letter

               (17.b)  Reserved.

        (8)    (17.c)  Code of Ethics - Amerindo Funds Inc.

        (8)    (17.d)  Code of Ethics - Amerindo Investment Advisors Inc.

               (17.e) Prospectus and Statement of Additional Information for Amerindo Funds Inc. (filed with Post-Effective Amendment No. 11 to Registration Statement No. 333-00767, filed on February 28, 2003, accession number 0001135428-03-000109, and incorporated by reference herein).

        (9)    (17.f)  Form of Proxy.


--------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 7, 1996, and incorporated herein by reference.

(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on May 24, 1996, and incorporated herein by reference.

(3) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on October 15, 1999, and incorporated herein by reference.

(4) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on March 13, 2000, and incorporated herein by reference.

(5) Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on May 26, 2000, and incorporated herein by reference.

(6) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 28, 2001, and incorporated herein by reference.

(7) Filed with Annual Report in form N-30D on December 31, 2002 (accession number 0000935069-02-001403), and incorporated herein by reference.

(8) Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on January 30, 2002 (accession number 0001135428-02-000019), and incorporated herein by reference.

(9) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14, 333-103466, filed on March 13, 2002 (accession number 0001116679-03-000432), and incorporated herein by reference.

*       Filed herewith.

**      To be filed by amendment.

Item 17.    Undertakings.

        (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) Pursuant to the requirements of Form N-14, the undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed reorganization described in the Proxy Statement/Prospectus that is a part of this registration statement within a reasonable time of such opinion or ruling.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Pre-Effective amendment No. 2 to the Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York, and State of New York, on the 7th day of April, 2003.

                                               AMERINDO FUNDS INC.


                                               By: /s/ Alberto W. Vilar
                                                   -----------------------------
                                                   Alberto W. Vilar
                                                   Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective amendment No. 2 to the Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Alberto W. Vilar                Chairman and                   April 7, 2003
-------------------------------     Chief Executive Officer
Alberto W. Vilar

/s/ Heather Lewis                   Secretary and Treasurer        April 7, 2003
-------------------------------
Heather Lewis



         John Rutledge*              Director
         Gary A. Tanaka*             Director
         Charles A. Parker*          Director


        /s/ Heather Lewis
        -------------------------------
        Heather Lewis
        Attorney-in-Fact*

                                                                       Exhibit 2

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                               AMERINDO FUNDS INC.

                             a Maryland corporation


                                    ARTICLE I

                                     Offices
                                     -------

            Section 1. Principal Office in Maryland. The Corporation shall have a principal office in the City of Baltimore, State of Maryland.

            Section 2. Other Offices. The Corporation may have offices also at such other places within and without the State of Maryland as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II

                            Meetings of Stockholders
                            ------------------------

            Section 1. Place of Meeting. Meetings of stockholders shall be held at such place, either within the State of Maryland or at such other place within the United States, as shall be fixed from time to time by the Board of Directors.

            Section 2. Annual Meetings. The Corporation shall not be required to hold an annual meeting of its stockholders in any year in which none of the following is required to be acted on by the holders of any class or series of stock under the Investment Company Act of 1940: (a) election of the directors,
(b) approval of the Corporation's investment advisory agreement with respect to a particular class or series; (c) ratification of the selection of independent public accountants; and (d) approval of the Corporation's distribution agreement with respect to a particular class or series. In the event that the Corporation shall be required to hold an annual meeting of stockholders by the Investment Company Act of 1940, such meeting of stockholders shall be held on a date fixed from time to time by the Board of

Directors not less than ninety nor more than one hundred twenty days following the end of such fiscal year of the Corporation.

            Section 3. Notice of Annual Meeting. Written or printed notice of an annual meeting, stating the place, date and hour thereof, shall be given to each stockholder entitled to vote thereat not less than ten nor more than ninety days before the date of the meeting.

            Section 4. Special Meetings. Special meetings of stockholders may be called by the chairman, the president or by the Board of Directors and shall be called by the secretary upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. In the case of such request for a special meeting, upon payment by such stockholders to the Corporation of the estimated reasonable cost of preparing and mailing a notice of such meeting, the secretary shall give the notice of such meeting. The secretary shall not be required to call a special meeting to consider any matter which is substantially the same as a matter acted upon at any special meeting of stockholders held within the preceding twelve months unless requested to do so by the holders of shares entitled to cast not less than a majority of all votes entitled to be cast at such meeting.

            Section 5. Notice of Special Meeting. Written or printed notice of a special meeting of stockholders, stating the place, date, hour and purpose thereof, shall be given by the secretary to each stockholder entitled to vote thereat not less than ten nor more than ninety days before the date fixed for the meeting.

            Section 6. Business of Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

            Section 7. Quorum. Except as may otherwise be expressly provided by applicable statutes or regulations, the holders of one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business.

            Section 8. Voting. When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting, unless the question is one upon which by express provision of the Investment Company Act of 1940, as from time to time in effect, or other statutes or rules or orders of the Securities and Exchange Commission or any successor thereto or of the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

            Section 9. Proxies. Each stockholder shall at every meeting of stockholders be entitled to one vote in person or by proxy for each share of the stock having voting power held by such stockholder, but no proxy shall be voted after eleven months from its date, unless otherwise provided in the proxy. The Fund may accept proxies executed, dated, and delivered by telephone, telecopy, or electronic means (including but not limited to transmission via the Internet), provided measures are adopted that afford a reasonable level of security.

            Section 10. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall be not more than ninety days and, in the case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, twenty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders: (1) the record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting of stockholders is mailed or the day thirty days before the meeting, whichever is the closer date to the meeting; and (2) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted, provided that the payment or allotment date shall not be more than ninety days after the date of the adoption of such resolution.

            Section 11. Inspectors of Election. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or her or them and execute a certificate of any fact found by him or her or them.

            Section 12. Informal Action by Stockholders. Except to the extent prohibited by the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the stockholders entitled to vote on the subject matter thereof and any other stockholders entitled to notice of a meeting of stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Corporation.


                                   ARTICLE III

                               Board of Directors
                               ------------------

            Section 1. Number of Directors. The number of directors shall be fixed at no less than two nor more than twenty. Within the limits specified above, the number of directors shall be fixed from time to time by the Board of Directors, but the tenure of office of a director in office at the time of any decrease in the number of directors shall not be affected as a result thereof. The directors shall be elected to hold office at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director shall hold office until the next annual meeting of stockholders or until his successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any director may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast thereon, and the vacancy in the Board of Directors caused by such removal may be filled by the stockholders at the time of such removal. Directors need not be stockholders.

            Section 2. Vacancies and Newly Created Directorships. Any vacancy occurring in the Board of Directors for any cause, including an increase in the number of directors, may be filled by the stockholders or by a majority of the remaining members of the Board of Directors even if such majority is less than a quorum. So long as the Corporation is a registered investment company under the Investment Company Act of 1940, vacancies in the Board of Directors may be filled by a majority of the remaining members of the Board of Directors only if, immediately after filing any such vacancy, at least two-thirds of the directors then holding office shall have been elected to such office at a meeting of stockholders. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

            Section 3. Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors which shall exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws conferred upon or reserved to the stockholders.

            Section 4. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the annual meeting of stockholders and at the place thereof. No notice of such meeting to the directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

            Section 5. Other Meetings. The Board of Directors of the Corporation or any committee thereof may hold meetings, both regular and special, either within or without the State of Maryland. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the chairman, the president or by two or more directors. Notice of special meetings of the Board of Directors shall be given by the secretary to each director at least three days before the meeting if by mail or at least 24 hours before the meeting if given in person or by telephone or by telegraph. The notice need not specify the business to be transacted.

            Section 6. Quorum and Voting. At meetings of the Board of Directors, two of the directors in office at the time, but in no event less than one-third of the entire Board of Directors, shall constitute a quorum for the transaction of business. When required pursuant to Section 15(c) under the Investment Company Act of 1940 or Rule 12b-1 thereunder a quorum shall also require the presence in person of a majority of directors who are not parties to a contract or agreement to be voted upon or interested persons of any such party. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

            Section 7. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, appoint from among its members an executive committee and other committees of the Board of Directors, each committee to be composed of two or more of the directors of the Corporation. The Board of Directors may, to the extent provided in the resolution, delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except the power to declare dividends, to issue stock, to recommend to stockholders any action requiring stockholders' approval, to amend the By-Laws or to approve any merger or share exchange which does not require stockholders' approval. Such committee or committees shall have the name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless the Board of Directors designates one or more directors as alternate members of any committee, who may replace an absent or disqualified member at any meeting of the committee, the members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member of such committee. At meetings of any such committee, a majority of the members or alternate members of such committee shall constitute a quorum for the transaction of business and the act of a majority of the members or alternate members present at any meeting at which a quorum is present shall be the act of the committee.

            Section 8. Minutes of Committee Meetings. The committees shall keep regular minutes of their proceedings.

            Section 9. Informal Action by Board of Directors and Committees. Any action, except approving the Rule 12b-1 Plan and the Advisory Agreement, required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

            Section 10. Meetings by Conference Telephone. Except to the extent prohibited by the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, the members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and such participation shall constitute presence in person at such meeting.

            Section 11. Fees and Expenses. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.


                                   ARTICLE IV

                                     Notices
                                     -------

            Section 1. General. Notices to directors and stockholders mailed to them at their post office addresses appearing on the books of the Corporation shall be deemed to be given at the time when deposited in the United States mail.

            Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed the equivalent of notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.


                                    ARTICLE V

                                    Officers
                                    --------

            Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders and shall be a chairman of the Board of Directors, a president, a secretary and a treasurer. The Board of Directors may also choose such vice presidents and additional officers or assistant officers as it may deem advisable. Any number of offices, except the offices of president and vice president, may be held by the same person. No officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged or verified by two or more officers.

            Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it desires who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Directors.

            Section 3. Tenure of Officers. The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Each officer shall hold his or her office until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors when, in its judgment, the best interests of the Corporation will be served thereby. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

            Section 4. Chairman of the Board of Directors. The chairman of the Board of Directors shall be the chief executive officer of the Corporation, shall preside at all meetings of the stockholders and of the Board of Directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The chairman shall execute on behalf of the Corporation, and may affix the seal or cause the seal to be affixed to, all instruments requiring such execution except to the extent that signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

            Section 5. President. The president shall, in the absence of the chairman of the Board of Directors, preside at all meetings of the stockholders or of the Board of Directors. The president shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

            Section 6. Vice Presidents. The vice presidents shall act under the direction of the president and in the absence or disability of the president shall perform the duties and exercise the power of the president. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more executive vice presidents or may otherwise specify the order of seniority of the vice presidents and, in that event, the duties and powers of the president shall descend to the vice presidents in the specified order of seniority.

            Section 7. Secretary. The secretary shall act under the direction of the president. Subject to the direction of the president, the secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for the committees designated by the Board of Directors when required. The secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the president or the Board of Directors. The secretary shall keep in safe custody the seal of the Corporation and shall affix the seal or cause it to be affixed to any instrument requiring it.

            Section 8. Assistant Secretaries. The assistant secretaries in the order of their seniority, unless otherwise determined by the president or the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe.

            Section 9. Treasurer. The treasurer shall act under the direction of the president. Subject to the direction of the president he shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the president or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

            Section 10. Assistant Treasurers. The assistant treasurers in the order of their seniority, unless otherwise determined by the president or the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                              Certificates of Stock
                              ---------------------

            Section 1. General. Every holder of stock of the Corporation who has made full payment of the consideration for such stock shall be entitled upon request to have a certificate, signed by, or in the name of the Corporation by, the president or a vice president and countersigned by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, certifying the number and class of whole shares of stock owned by such holder in the Corporation.

            Section 2. Fractional Share Interests or Scrip. The Corporation may, but shall not be obliged to, issue fractions of a share of stock, arrange for the disposition of fractional interests by those entitled thereto, pay in cash the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined, or issue scrip or other evidence of ownership which shall entitle the holder to receive a certificate for a full share of stock upon the surrender of such scrip or other evidence of ownership aggregating a full share. Fractional shares of stock shall have proportionately to the respective fractions represented thereby all the rights of whole shares, including the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, excluding, however, the right to receive a stock certificate representing such fractional shares. The Board of Directors may cause such scrip or evidence of ownership to be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares of stock before a specified date or subject to the condition that the shares of stock for which such scrip or evidence of ownership is exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of such scrip or evidence of ownership, or subject to any other reasonable conditions which the Board of Director shall deem advisable, including provision for forfeiture of such proceeds to the Corporation if not claimed within a period of not less than three years after the date of the original issuance of scrip certificates.

            Section 3. Signatures on Certificates. Any of or all the signatures on a certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, it may be issued with the same effect as if he or she were such officer at the date of issue. The seal of the Corporation or a facsimile thereof may, but need not, be affixed to certificates of stock.

            Section 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of any affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

            Section 5. Transfer of Shares. Upon request by the registered owner of shares, and if a certificate has been issued to represent such shares upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, subject to the Corporation's rights to redeem or purchase such shares, it shall be the duty of the Corporation, if it is satisfied that all provisions of the Articles of Incorporation, of the By-Laws and of the law regarding the transfer of shares have been duly complied with, to record the transactions upon its books, issue a new certificate to the person entitled thereto upon request for such certificate, and cancel the old certificate, if any.

            Section 6. Registered Owners. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including, redemption, voting and dividends, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Maryland.


                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

            Section 1. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Corporation, or for the purchase of additional property, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

            Section 2. Dividends. Dividends upon the stock of the Corporation may, subject to the provisions of the Articles of Incorporation and of the provisions of applicable law, be declared by the Board of Directors at any time. Dividends may be paid in cash, in property or in shares of the Corporation's stock, subject to the provisions of the Articles of Incorporation and of applicable law.

            Section 3. Capital Gains Distributions. The amount and number of capital gains distributions paid to the stockholders during each fiscal year shall be determined by the Board of Directors. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

            Section 4. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

            Section 5. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

            Section 6. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words, "Corporate Seal, Maryland". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in another manner reproduced.

            Section 7. Filing of By-Laws. A certified copy of the By-Laws, including all amendments, shall be kept at the principal office of the Corporation in the State of Maryland.

            Section 8. Annual Report. The books of account of the Corporation shall be examined by an independent firm of public accountants at the close of each annual fiscal period of the Corporation and at such other times, if any, as may be directed by the Board of Directors of the Corporation. Within one hundred and twenty days of the close of each annual fiscal period a report based upon such examination at the close of that fiscal period shall be mailed to each stockholder of the Corporation of record at the close of such annual fiscal period, unless the Board of Directors shall set another record date, at his address as the same appears on the books of the Corporation. Each such report shall contain such information as is required to be set forth therein by the Investment Company Act of 1940 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. Such report shall also be submitted at the annual meeting of the stockholders and filed within twenty days thereafter at the principal office of the Corporation in the State of Maryland.

            Section 9. Stock Ledger. The Corporation shall maintain at its principal office outside of the State of Maryland an original or duplicate stock ledger containing the names and addresses of all stockholders and the number of shares of stock held by each stockholder. Such stock ledger may be in written form or in any other form capable of being converted into written form within a reasonable time for visual inspection.

            Section 10. Ratification of Accountants by Stockholders. At every annual meeting of the stockholders of the Corporation otherwise called there shall be submitted for ratification or rejection the name of the firm of independent public accountants which has been selected for the current fiscal year in which such annual meeting is held by a majority of those members of the Board of Directors who are not investment advisers of, or interested person (as defined in the Investment Company Act of 1940) of an investment adviser of, or officers or employees of, the Corporation.

            Section 11. Custodian. All securities and similar investments owned by the Corporation shall be held by a custodian which shall be either a trust company or a national bank of good standing, having a capital surplus and undivided profits aggregating not less than two million dollars ($2,000,000), or a member firm of the New York Stock Exchange, Inc. The terms of custody of such securities and cash shall include such provisions required to be contained therein by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.

            Upon the resignation or inability to serve of any such custodian the Corporation shall: (a) use its best efforts to obtain a successor custodian, (b) require the cash and securities of the Corporation held by the custodian to be delivered directly to the successor custodian, and (c) in the event that no successor custodian can be found, submit to the stockholders of the Corporation, before permitting delivery of such cash and securities to anyone other than a successor custodian, the question whether the Corporation shall be dissolved or shall function without a custodian; provided, however, that nothing herein contained shall prevent the termination of any agreement between the Corporation and any such custodian by the affirmative vote of the holders of a majority of all the stock of the Corporation at the time outstanding and entitled to vote. Upon its resignation or inability to serve and pending action by the Corporation as set forth in this section, the custodian may deliver any assets of the Corporation held by it to a qualified bank or trust company in the City of New York, or to a member firm of the New York Stock Exchange, Inc. selected by it, such assets to be held subject to the terms of custody which governed such retiring custodian.

            Section 12. Investment Advisers. The Corporation may enter into one or more management or advisory, underwriting, distribution or administration contract with any person, firm, partnership, association or corporation but such contract or contracts shall continue in effect only so long as such continuance is specifically approved annually by a majority of the Board of Directors or by vote of the holders of a majority of the voting securities of the Corporation, and in either case by vote of a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of voting on such approval.


                                  ARTICLE VIII

                                   Amendments
                                   ----------

            The Board of Directors shall have the power, by a majority vote of the entire Board of Directors at any meeting thereof, to make, alter and repeal By-Laws of the Corporation.

                                                                      Exhibit 14

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Prospectus/Proxy Statement and the Statement of Additional Information constituting parts of Registration Statement # 333-103466 on Form N-14 ("N-14 Registration Statement") of our report dated December 13, 2002, relating to the October 31, 2002 financial statements appearing in the 2002 Annual Report to Shareholders of Amerindo Funds, Inc., including the Amerindo Technology Fund, Amerindo Internet B2B Fund and Amerindo Health and Biotechnology Fund, ("the Funds"), which are incorporated by reference in the N-14 Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Prospectus/Proxy Statement. We also consent to references to us under the headings "Financial Highlights", "Independent Auditors" and "Financial Statements" in Amerindo Funds' Prospectuses and Statement of Additional Information dated February 28, 2003, all of which accompany and/or are incorporated by reference in the N-14 Registration Statement.


Deloitte & Touche LLP
New York, New York
April 1, 2003